Filed pursuant to Rule 497(a)

File No. 333-204915

Rule 482ad

FOR IMMEDIATE RELEASE

Newtek Business Services Corp. Announces Offering of Notes Due 2022

September 8, 2015 – Newtek Business Services Corp. (NASDAQ: NEWT) (“Newtek”) announced today the commencement of a public offering of $10.0 million in aggregate principal amount of its notes due 2022 (the “Notes”). The Notes are expected to be listed on the Nasdaq Global Select Market and to trade thereon within 30 days of the original issue date.

JMP Securities LLC and Ladenburg Thalmann & Co. Inc. are acting as the book-running managers for this offering.

This offering is being made pursuant to an effective shelf registration statement and related prospectus and preliminary prospectus supplement filed by Newtek with the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Copies of the prospectus supplement and prospectus relating to the offering may be obtained from JMP Securities LLC, 600 Montgomery Street, Suite 1100, San Francisco, CA 94111, Attention: Claire Cornell, telephone: (415) 835-8900, e-mail: ccornell@jmpsecurities.com; and Ladenburg Thalmann & Co. Inc., 58 South Service Road, Suite 160, Melville, NY 11747, Attention: Syndicate Department, toll-free: (800) 573-2541 and e-mail: syndicate@ladenburg.com.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Newtek before investing. The preliminary prospectus supplement dated September 8, 2015 and the accompanying prospectus dated August 19, 2015, which have been filed with the Securities and Exchange Commission, contain this and other information about Newtek and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.

ABOUT NEWTEK

Newtek Business Services Corp., The Small Business Authority®, is an internally managed BDC, which along with its controlled portfolio companies, provides a wide range of business services and financial products under the Newtek® brand to the small- and medium-sized business (“SMB”) market. Since 1999, Newtek has provided state-of-the-art, cost-efficient products and services and efficient business strategies to over 100,000 SMB accounts across all 50 States to help them grow their sales, control their expenses and reduce their risk.

Newtek’s products and services include: Business Lending, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), eCommerce, Accounts Receivable Financing, The Secure Gateway, The Newtek Advantage™, Insurance Services, Web Services, Data Backup, Storage and Retrieval and Payroll. The Small Business Authority® is a registered trade mark of Newtek Business Services Corp., and neither are a part of or endorsed by the U.S. Small Business Administration.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. Newtek undertakes no duty to update any forward-looking statements made herein.

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